UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2024

SIZZLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41005	85-3418600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue, NW Washington, DC	20011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 846-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	SZZLU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	SZZLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by Sizzle Acquisition Corp., a Delaware corporation (“Sizzle”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2022, Sizzle entered into an Agreement and Plan of Merger (as amended on January 4, 2023, July 7, 2023, November 17, 2023 and as may be further amended, modified or supplemented from time to time, the “Merger Agreement”) with European Lithium Limited, an Australian Public Company limited by shares (“EUR”), European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly-owned subsidiary of EUR (the “Company”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“Pubco” or “Critical Metals”), and Project Wolf Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Pubco. Pursuant to the Merger Agreement and the transactions contemplated thereby (the “Proposed Business Combination”), among other matters, each of Sizzle and the Company will become wholly-owned subsidiaries of Critical Metals.

On February 8, 2024, Sizzle, Pubco and Sizzle’s sponsor, VO Sponsor, LLC, a Delaware limited liability company (“Sponsor’), entered into separate subscription agreements (each, a “Subscription Agreement”) with three accredited investors named therein which are funds affiliated with each other (each, a “PIPE Investor”). Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase from Critical Metals, and Critical Metals agreed to issue and sell to the PIPE Investors, an aggregate of 1,000,000 ordinary shares, par value $0.001 per share (each, a “Pubco Share”), of Critical Metals for a purchase price of $10.00 per share, resulting in an aggregate purchase price of $10 million for all three PIPE Investors, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The subscription obligations under the Subscription Agreement may be offset on a share for share basis by open market purchases of Sizzle’s public shares of common stock, par value $0.0001 per share (each, a “Public Share”), by the PIPE Investors after Sizzle’s redemption deadline for its stockholder meeting to approve the Proposed Business Combination where the PIPE Investors make such purchases at no more than the redemption price and do not redeem such Public Shares (and where Pubco will pay to the PIPE Investors at the consummation of the Proposed Business Combination (the “Closing”) the difference between the price paid by the PIPE Investors for such open market purchases and $10.00 per share). The Pubco Shares issuable pursuant to the PIPE Financing will be issued substantially concurrently with the closing of the Proposed Business Combination. The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, customary closing conditions and the consummation of the Proposed Business Combination.

Pursuant to the Subscription Agreement, in connection with the PIPE Financing and prior to the Closing, the Sponsor will transfer, for no additional consideration, 2,049,000 shares of Sizzle common stock, par value $0.0001 per share, held by it as founder shares to the PIPE Investors. In addition, upon the Closing, Critical Metals will issue, for no additional consideration, to the PIPE Investors (i) an aggregate of 1,000,000 Pubco Shares, (ii) warrants (the “Warrants”) to purchase up to an aggregate of 1,000,000 Pubco Shares, at an exercise price of $10.00 per share (subject to adjustment, including full ratchet anti-dilution protection), expiring on the first anniversary of the Closing, and (iii) an aggregate of 3,000,000 Pubco Shares (the “Additional Shares”) that will be subject to transfer restrictions but will be released to the PIPE Investors at a rate of three Additional Shares for each Pubco Share that the PIPE Investor purchases upon exercise of such PIPE Investors’ Warrants, and which will otherwise be forfeited with respect to any portion of the Warrant that remains unexercised upon the expiration of the Warrants.

In connection with the PIPE Financing, all holders of Pubco Shares as of the Closing, other than the PIPE Investors and Sizzle’s public shareholders, will be required to enter into a lock-up for a period of one (1) year after the Closing and Critical Metals will be restricted from issuing additional shares or filing any registration statements with the SEC for a period of 60 days after the Closing, subject to certain specified exceptions.

Pursuant to the Subscription Agreement, Critical Metals agreed that, within 30 days following the Closing, Critical Metals will file with the SEC a registration statement registering the resale of the Pubco Shares issued or issuable in the PIPE Financing (the “PIPE Resale Registration Statement”) and will use its reasonable best efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof, but in any event within 60 days after the Closing (or 90 days after the Closing in the event of a “full review” of the PIPE Resale Registration Statement by the SEC) or, if earlier, the fifth trading day after Critical Metals is notified by the SEC that the PIPE Resale Registration Statement will not be reviewed or is no longer subject to further review and comments, and maintain the effectiveness of the PIPE Resale Registration Statement (in each case, subject to liquidated damages for failure to meet the registration requirements).

None of Sizzle, Critical Metals or EUR, nor any of their respective affiliates, has any material relationship with any of the PIPE Investors other than in respect of the Subscription Agreements.

The foregoing description of the Subscription Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed by Sizzle in its Current Report on Form 8-K filed with the SEC on October 27, 2023, Critical Metals and Sizzle entered into that certain Equity Forward Arrangement (the “Equity Forward Agreement”) with Vellar Opportunities Fund Master, LTD (“Vellar”), pursuant to which, among other things, Vellar agreed to purchase up to 20,000,000 Pubco Shares in exchange for up to $10 million to be paid at the Closing. A break-up fee equal to (i) all of Vellar’s reasonable costs and expenses relating to the Equity Forward Arrangement transaction (not to exceed $50,000), (ii) $200,000 in cash and (iii) 200,000 Pubco Shares, will be payable to Vellar upon the Closing. On February 8, 2024, Critical Metals and Sizzle agreed to terminate the Equity Forward Agreement and sent a notice to Vellar to effect such termination.

Sizzle intends to file a supplement to the definitive proxy statement/prospectus relating to the special meeting of Sizzle’s stockholders to approve the Proposed Business Combination, with the SEC, to among other matters provide additional information related to the PIPE Financing and the termination of the Equity Forward Agreement.

Additional Information and Where to Find It

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to the Proposed Business Combination.

In connection with the Proposed Business Combination, Pubco has filed a registration statement on Form F-4 with the SEC, which includes a definitive proxy statement to Sizzle stockholders and a prospectus for the registration of Pubco securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). The Registration Statement has been declared effective as of December 27, 2023. The definitive proxy statement/prospectus and other relevant documents have been mailed to the stockholders of Sizzle as of December 26, 2023, the record date, and contains important information about the Proposed Business Combination and related matters. Stockholders of Sizzle and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle, Pubco, EUR and the Company and the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain copies of the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Sizzle Acquisition Corp., 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

Sizzle, EUR, Pubco and the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle’s stockholders in connection with the Proposed Business Combination. Sizzle’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle in the Registration Statement and definitive proxy statement filed on December 28, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle’s stockholders in connection with the Proposed Business Combination are and will be set forth in the proxy statement/prospectus for the Proposed Business Combination, accompanying the Registration Statement, which Pubco has filed with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle’s, Pubco’s and the Company’s and/or EUR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the Proposed Business Combination in a timely manner or at all; the risk that the Proposed Business Combination or other business combination may not be completed by Sizzle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against Sizzle, Pubco, EUR or the Company or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Proposed Business Combination by the stockholders of Sizzle or EUR; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the Proposed Business Combination; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the effect of the announcement or pendency of the Proposed Business Combination on EUR and the Company’s business relationships, operating results, current plans and operations of EUR, Pubco and the Company; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably; the possibility that Sizzle, Pubco, EUR and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by Sizzle, Pubco, EUR or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Proposed Business Combination; plans, intentions or future operations of Pubco or the Company, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; EUR’s and Pubco’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Sizzle and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither Sizzle, Pubco nor EUR and the Company presently know, or that Sizzle, Pubco, EUR and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Form 8-K. Neither Sizzle, EUR, Pubco nor the Company undertakes any obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date of this Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Subscription Agreements, dated February 8, 2024, by and among Critical Metals Corp., Sizzle Acquisition Corp., VO Sponsor, LLC and the subscriber named therein (including the form of Warrant Agreement attached as Exhibit B hereto).
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Sizzle agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZZLE ACQUISITION CORP.

	By:	/s/ Steve Salis
	Name:	Steve Salis
	Title:	Chief Executive Officer

Dated: February 8, 2024